SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 24, 2004

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Illinois	1-15659	74-2928353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800

Houston, Texas 77002

(Address of principal executive offices including Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Item 5. Other Events.

On March 24, 2004, Dynegy Inc. (“Dynegy”) issued a press release announcing that its Board of Directors has decided to elect President, Chief Executive Officer and Director Bruce A. Williamson as Chairman of the Board and Director Patricia A. Hammick as Lead Director. Mr. Williamson will replace Dynegy’s non-executive Chairman of the Board, Daniel L. Dienstbier, who has announced his retirement and will not seek re-election at the Annual Meeting of Shareholders on May 20. The Board intends to name Mr. Williamson and Ms. Hammick to these positions following the annual meeting, should Dynegy’s shareholders re-elect them to serve as Directors for another year.

A copy of Dynegy’s March 24th press release is attached hereto as exhibit 99.1 and is incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Exhibits:

Exhibit No.	Document
99.1	Press release dated March 24, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: March 24, 2004	By:	/s/ J. KEVIN BLODGETT
	Name:	J. Kevin Blodgett
	Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Document
99.1	Press release dated March 24, 2004.